UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

November 2020 HotPlay Convertible Note

On November 2, 2020, HotPlay Enterprise Limited (“HotPlay”, which is a party, together with its stockholders, to a Share Exchange Agreement dated July 21, 2020, with the Company (as amended to date, the “Exchange Agreement”)), loaned Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), $350,000 and on or around November 5, 2020, HotPlay loaned the Company an additional $50,000 (collectively, the “November 2020 Loans”).

The November 2020 Loans were made pursuant to the terms of the Exchange Agreement. The Exchange Agreement and related transactions are described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 27, 2020 and the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 29, 2020 (as to the first amendment thereto).

The November 2020 Loans were evidenced by a Convertible Promissory Note dated effective November 3, 2020, in the amount of $400,000 (the “November 2020 HotPlay Note”).

HotPlay previously advanced the Company (a) $300,000 under the terms of a substantially similar convertible promissory note on September 1, 2020, as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 8, 2020, (b) $700,000 under the terms of a substantially similar convertible promissory note on September 18, 2020, as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 24, 2020; and (c) $1,000,000 under the terms of a substantially similar convertible promissory note on September 30, 2020, as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 1, 2020.

The advances were, and the entry into the November 2020 HotPlay Note was, a required condition to the Exchange Agreement, under which HotPlay was required to loan us $1,000,000 on or before August 31, 2020, which date was mutually agreed to be extended through September 18, 2020, which payment has been received, and is required to loan us an additional $1,000,000 (each a “Subsequent Loan”, and together with the initial loan, the “HotPlay Loans”), on September 30, 2020 (which payment was made as described above), and on the 15th day of each calendar month thereafter (each a “Required Lending Date”), through the date of closing of the Exchange Agreement. To date, HotPlay has loaned us an aggregate of $2,400,000 (when including the $400,000 in loans described above).

The November 2020 HotPlay Note and the Convertible Promissory Notes entered into to evidence the other HotPlay Loans (collectively, the “HotPlay Notes”) have an interest rate of 1% per annum.

The HotPlay Notes are automatically forgiven by HotPlay in the event the Exchange Agreement is terminated:

(a) by written agreement of the parties thereto;

(b) by HotPlay (and its stockholders) if the closing has not occurred on or before the required date set forth in the Exchange Agreement (currently November 30, 2020);

(c) by the Company if either:

(i) HotPlay has not completed the acquisition of (A) 49% of the Class A shares of the capital stock of HotPlay (Thailand) Company Limited (“HP Thailand”); and (B) (x) not less than 90% of the voting, and (y) 95% of the economic and liquidation rights associated with, HP Thailand through a preferred share structure by November 15, 2020;

(ii) a share exchange agreement entered into with certain stockholders and debt holders of Axion Ventures, Inc. (“Axion”) has been terminated before closing; or

(iii) the closing has not occurred on or before November 30, 2020, unless the failure of the closing to have occurred is attributable to a failure on the part of the Company;

(d) by the Company if HotPlay (x) is not able to obtain audited and interim financial statements in the form required by the Securities and Exchange Commission, or (y) does not supply all of the information required for the Company to file its initial proxy statement to seek approval of among other things, the Exchange Agreement, by November 15, 2020;

(e) by the Company, if there is a material adverse effect on HotPlay or any schedule delivered by HotPlay is found to be materially misleading or conflict with any prior written or oral statement delivered to the Company; or

(f) by the Company, if any representations or warranties made by HotPlay or its stockholders in the Exchange Agreement are found to be materially inaccurate or any covenants are breached.

Alternately, if the Exchange Agreement is terminated:

(a) by HotPlay or its principal stockholder (as applicable) because a governmental authority of competent jurisdiction issues a final non-appealable order, or takes any other action having the effect of, permanently restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated by the Exchange Agreement (a “Government Action”);

(b) by HotPlay if any event occurs that makes it impossible to satisfy a condition precedent to the Exchange Agreement (including, but not limited to any termination of the Axion exchange agreement);

(c) by HotPlay if there is a material adverse effect on the Company; or

(d) by HotPlay if any representations or warranties made by the Company in the Exchange Agreement are found to be materially inaccurate or any covenant of the Company is breached; or by the Company in connection with a Government Action or any event occurs that makes it impossible to satisfy a condition precedent to the Exchange Agreement (including, but not limited to any termination of the Axion exchange agreement)(except as discussed above in connection with events which result in the automatic forgiveness of the HotPlay Notes), then outstanding principal amount of the HotPlay Notes together with all accrued and unpaid interest thereon, automatically convert into fully paid and nonassessable shares of the Company’s common stock at a conversion price of $2.00 per share.

In the event the transactions contemplated by the Share Exchange close, it is anticipated that the HotPlay Notes will be forgiven as intracompany loans.

If the Company fails to deliver the shares due upon a conversion within five business days, or the Company enters into a voluntary or involuntary bankruptcy proceeding, then HotPlay can declare the entire amount of the notes due and payable (provided the notes are automatically due upon the occurrence of certain bankruptcy events), and such note will accrue interest at the rate of 18% per annum until paid in full.

The foregoing description of the November 2020 HotPlay Note above is subject to and qualified in its entirety by, the form of November 2020 HotPlay Note, attached as Exhibit 10.1 hereto, which is incorporated in this Item 1.01 by reference in its entirety.

Amendment to Revolving Monaco Trust Note

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019, on December 9, 2019, the Company entered into an Amended and Restated Promissory Note with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”).

The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default). The Revolving Monaco Trust Note contains standard and customary events of default.

On January 29, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2020, the Company entered into a first amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such note from February 1, 2020 to April 1, 2020 (the “First Note Amendment”). No other changes were made to such note as a result of such amendment.

On March 27, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2020, the Company entered into a second amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to December 1, 2020 (the “Second Note Amendment”). No other changes were made to such note as a result of such amendment.

On November 6, 2020, the Company entered into a third amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to February 28, 2021 (the “Third Note Amendment”). No other changes were made to such note as a result of such amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above under the heading “November 2020 HotPlay Convertible Note”, including, but not limited to, the description of such HotPlay November 2020 Note and loan, is incorporated into this Item 2.03 in its entirety by reference.

The information in Item 1.01 above under the heading “Amendment to Revolving Monaco Trust Note” regarding the Third Note Amendment is incorporated by reference in this Item 2.03 in its entirety.

As of the date of this report, the Revolving Monaco Trust Note has a balance of $2,032,592 and the amount remaining under the note of $667,408, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the November 2020 HotPlay Note  is intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient confirmed that it was an “accredited investor”, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

If converted in full (without factoring in accrued interest), the November 2020 HotPlay Note would convert into an aggregate of 200,000 shares of the Company’s common stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	$400,000 Convertible Note by and among Monaker Group, Inc. and HotPlay Enterprise Limited, effective as of November 3, 2020
10.2	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.3	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.4	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust
10.5*	Third Amendment to Amended and Restated Promissory Note dated November 6, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust

* Filed herewith.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Share Exchanges on the terms set forth in, and pursuant to the required timing set forth in, the Exchange Agreement and the share exchange agreement entered into with certain stockholders (“Axion Stockholders”) and creditors (“Axion Creditors”) of Axion (collectively, the Exchange Agreement and Axion exchange agreement, the “Exchange Agreements”, and the transactions contemplated therein, the “Share Exchanges”), if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the stockholders of HotPlay (the “HotPlay Stockholders”), Axion, the Axion Stockholders, the Axion Creditors or the Company (collectively, the “Share Exchange Parties”) to terminate the Exchange Agreements; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay Stockholders to timely obtain required audits of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the Share Exchanges on a timely basis or at all, including the risk that regulatory and other approvals required for the Share Exchanges are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the Share Exchange Agreements; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Share Exchanges when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Share Exchanges; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Share Exchanges; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the Share Exchanges; the continued availability of capital and financing following the Share Exchanges; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the Share Exchanges; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed Share Exchanges, the Company will file with the Securities and Exchange Commission (SEC) a proxy statement to seek stockholder approval for the Exchange Agreements and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE EXCHANGES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AXION, AND THE PROPOSED SHARE EXCHANGES, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email, or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed Share Exchanges under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Share Exchanges when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: November 6, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	$400,000 Convertible Note by and among Monaker Group, Inc. and HotPlay Enterprise Limited, effective as of November 3, 2020
10.2	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.3	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.4	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust
10.5*	Third Amendment to Amended and Restated Promissory Note dated November 6, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust

* Filed herewith.